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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 22, 2004


                         TECHNOLOGY VISIONS GROUP, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   000-25548                    84-100269
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


  910 W. SAN MARCOS BLVD., SUITE 102,                               92078
         SAN MARCOS, CALIFORNIA
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (760) 952-8654


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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THIS FORM 8-K, AS WELL AS OTHER REPORTS FILED BY THE REGISTRANT FROM TIME TO
TIME WITH THE SECURITIES AND EXCHANGE COMMISSION (COLLECTIVELY THE "FILINGS"), CONTAIN FORWARD LOOKING STATEMENTS AND INFORMATION THAT ARE BASED UPON BELIEFS OF, AND INFORMATION CURRENTLY AVAILABLE TO, THE REGISTRANT'S MANAGEMENT AS WELL AS ESTIMATES AND ASSUMPTIONS MADE BY THE REGISTRANT'S MANAGEMENT. WHEN USED IN THE FILINGS THE WORDS "ANTICIPATE", "BELIEVE", "ESTIMATE", "EXPECT", "INTEND", "PLAN" OR THE NEGATIVE OF THESE TERMS AND SIMILAR EXPRESSIONS AS THEY RELATE TO THE REGISTRANT OR THE REGISTRANT'S MANAGEMENT IDENTIFY FORWARD LOOKING STATEMENTS. SUCH STATEMENTS REFLECT THE CURRENT VIEW OF THE REGISTRANT WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS, UNCERTAINTIES, ASSUMPTIONS AND OTHER FACTORS RELATING TO THE REGISTRANT'S INDUSTRY, OPERATIONS AND RESULTS OF OPERATIONS AND ANY BUSINESSES THAT MAY BE ACQUIRED BY THE REGISTRANT. SHOULD ONE OR MORE OF THESE RISKS OR UNCERTAINTIES MATERIALIZE, OR SHOULD THE UNDERLYING ASSUMPTIONS PROVE INCORRECT, ACTUAL RESULTS MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED, BELIEVED, ESTIMATED, EXPECTED, INTENDED OR PLANNED.


SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On November 22, 2004, Technology Visions Group, Inc. (the "Registrant") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Sutura, Inc., a Delaware corporation ("Sutura"). Pursuant to the terms of the Merger Agreement, Sutura will be merged with and into the Registrant, and the Registrant, as the surviving corporation (the "Surviving Corporation") under Delaware law shall be vested with all of the collective assets, liabilities, powers and privileges of both the Registrant and Sutura. It is anticipated that the closing and consummation of the Merger Agreement will occur as soon as practicable following the completion of all conditions to the closing, as set out in the Merger Agreement. A copy of the Merger Agreement is attached to this Report as Exhibit 10.1 hereto.

         The primary business of the Surviving Corporation will be to pursue the pre-merger business of Sutura, a medical device company that has developed a line of innovative, minimally invasive vessel closure devices. The parties intend to continue Registrant's existing business of acquiring and developing technologies utilized in the environmental remediation market as a separate business division of the Surviving Corporation following the closing of the Merger Agreement.

         Following the closing of the Merger Agreement, the directors and officers of the Surviving Corporation shall be Mr. Anthony A. Nobles, Chairman, President and Chief Executive Officer, Egbert Ratering, Executive Vice President European Operations and a Director, John Crew, M.D., Director, Robert Hill, Vice President of Operations, Ben Brosch, Vice President Research and Development and Engineering and James A. Giansiracusa, Vice President and Director. Mr. Giansiracusa is currently the Vice President of Operations, Secretary and a Director of the Registrant. Mr. James Lahey is currently the Chairman, Chief Executive Officer and President, and a Director of the Registrant. Following the closing of the Merger Agreement, both Mr. Giansiracusa and Mr. Lahey will serve as Vice Presidents of the Surviving Corporation under employment agreements and Mr. Giansiracusa will also serve as a Director of the Surviving Corporation. Each of Mr. Lahey's and Mr Giansiracusa's current employment agreements with the Registrant will be terminated as of the effective time of the merger between the Registrant and Sutura. Any benefits owed to Mr. Lahey and Mr. Giansiracusa under their respective employment agreements shall be paid, converted into capital stock of the Registrant or otherwise satisfied immediately prior to the effectiveness of the merger.


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         Pursuant to the terms of the Merger Agreement, upon the closing of the
Merger Agreement, all of the Registrant's preferred stock ("Preferred Stock") will be converted into shares of common stock ("Common Stock") of the Registrant. It is anticipated that immediately following the effectiveness of the merger between Sutura and the Registrant under the terms of the Merger Agreement and Delaware law, (i) the current holders of the Registrant's capital stock (including all securities exercisable for, exchangeable for or convertible into shares of Common Stock or Preferred Stock of the Registrant), together with the former holders of the Preferred Stock, shall own five percent (5%) of the Common Stock of the Surviving Corporation on a fully diluted basis, and (ii) the shares of capital stock of Sutura (including all securities exercisable for, exchangeable for or convertible into shares of capital stock of Sutura, except for any such securities owned by certain investors of Sutura), shall be automatically converted into and exchanged for the right to receive ninety five percent (95%) of the Common Stock of the Surviving Corporation on a fully diluted basis. In addition, all options, stock appreciation rights, warrants and other rights to purchase capital stock of Sutura shall be converted into options, stock appreciation rights, warrants and other rights to purchase shares of the Common Stock of the Surviving Corporation (the "Rights"). No shares of capital stock or Rights to acquire capital stock of Sutura will be outstanding following the effectiveness of the merger as contemplated by the Merger Agreement. The parties contemplate that Registrant will effect a reverse split of its Common Stock and that Registrant's authorized capitalization immediately prior to consummation of the merger will consist solely of approximately 300,000,000 shares of Common Stock, of which approximately 12,000,000 shares will be issued and outstanding, and Registrant shall have no outstanding options, warrants, or other rights to acquire securities of Registrant. As merger consideration, Registrant shall issue to the holders of Sutura capital stock (or otherwise reserve for issuance upon exercise of Rights) approximately 228,000,000 shares of Registrant's Common Stock. There will be no cash consideration paid to the holders of Sutura's capital stock in connection with the Merger Agreement.

         The closing and consummation of the Merger Agreement is subject to several conditions, including but not limited to approval of the Merger Agreement by the board of directors and shareholders of the Registrant and Sutura, the effectuation of a reverse split of the Common Stock, the amendment of the Registrant's Certificate of Incorporation to increase the authorized capital stock of the Registrant, obtaining all required third party and governmental consents and approvals, there being no more than five percent (5%) of the Registrant's Common Stock holders exercising dissenters rights under Delaware law, there being no litigation, claims or proceedings which would prohibit the consummation of the Merger Agreement, Registrant having entered into definitive agreements contemplating the purchase by a third party of at least $15.0 million of equity securities in the Surviving Corporation , and such other matters as are set forth in the Merger Agreement.

         It is anticipated that the transactions contemplated by the Merger Agreement will be accounted for as a purchase. Accordingly, the historical financial statements of the Surviving Corporation will be that of Sutura.

ITEM 7.01 REGULATION FD DISCLOSURE.

         The Registrant hereby incorporates by reference the text and information set forth under Item 1.01 above as if set forth fully under this
Item 7.01.

The information above is qualified in its entirety by reference to the Merger Agreement filed as an Exhibit to this Report.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Businesses Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information

                  Not applicable.

         (c) Exhibits.

         Exhibit No.                Description
         -----------                -----------

         10.1.    Agreement and Plan of Merger dated November 22, 2004

         10.2.    Press Release of Sutura, Inc. dated November 22, 2004

         10.3.    Press Release of the Registrant dated November 22, 2004


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               TECHNOLOGY VISIONS GROUP, INC.
                                               (Registrant)

Date: November 22, 2004.
                                               /s/ James B. Lahey
                                               ---------------------------------
                                               James B. Lahey
                                               Chief Executive Officer,
                                               Chairman of the Board